PUTNAM
                                                     CALIFORNIA
                                                     INTERMEDIATE
                                                     TAX EXEMPT
                                                     FUND

                          [GRAPHIC OMITTED:
                              art work]


ANNUAL REPORT
September 30, 1995


                               [LOGO:
                      BOSTON - LONDON - TOKYO]

PERFORMANCE HIGHLIGHTS

o "Demand for attractively priced municipal bonds is increasing as new bond sales by states, cities, and agencies become more scarce ... New sales have fallen 18 percent during the first nine months of 1995."
   -- Bloomberg, October 13, 1995

o Performance should always be considered in light of a fund's investment strategy. Putnam California Intermediate Tax Exempt Fund is designed for investors seeking high current income free from federal and California income taxes, consistent with capital preservation.

   -----------------------------------------------------------------------------
    FISCAL 1995 RESULTS AT A GLANCE
   -----------------------------------------------------------------------------
                                   CLASS A               CLASS B
    TOTAL RETURN                 NAV       POP         NAV     CDSC
   -----------------------------------------------------------------------------
    12 months ended 9/30/95     5.17%     1.76%      4.66%     1.67%
    (change in value during period plus reinvested distributions)

                                   CLASS A                CLASS B
    SHARE VALUE                  NAV       POP              NAV
   -----------------------------------------------------------------------------
    9/30/94                    $8.35     $8.63             $8.34
    9/30/95                     8.33      8.61              8.33

    DISTRIBUTIONS:      NUMBER                  INCOME                    TOTAL
   -----------------------------------------------------------------------------
    Class A                12                $0.432125                $0.432125
    Class B                12                $0.382379                $0.382379

                                    CLASS A               CLASS B
    CURRENT RETURN:              NAV       POP              NAV
   -----------------------------------------------------------------------------
    (End of period)
    Current dividend rate(1)    4.99%     4.83%            4.39%
    Taxable equivalent(2)       9.28      8.98             8.17
    Current 30-day SEC yield(3) 4.59      4.44             3.94
    Without expense limitation  3.95      3.82             3.31
    Taxable equivalent(3)       8.54      8.26             7.33
    Without expense limitation  7.35      7.11             6.16
   -----------------------------------------------------------------------------

   Data above represent past results, reflect an expense limitation in effect during the period, and are not indicative of future performance. Without the expense limitation, results would have been lower. For performance over longer periods, see pages 8 and 9. POP assumes 3.25% maximum sales charge. CDSC assumes 3% maximum contingent deferred sales charge. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes. (1)Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (2)Assumes maximum combined 46.24% federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous. (3)Based only on investment income, calculated using SEC guidelines.

FROM THE CHAIRMAN
                                                            [GRAPHIC OMITTED:
                                                                Photo of
                                                              George Putnam]
                                                            (c) Karsh, Ottawa

Dear Shareholder:

With plenty to be positive about, tax-exempt investors are finally putting their summer fears behind them. A few months ago, flat-tax proposals were floated in the pre-election wind. The mere talk of such a tax, which would end the beneficial treatment now afforded municipal bonds, was enough to send the market into decline.

Interest rates are still moderate, inflation remains low, and the economy seems to have slowed to a more comfortable pace, all factors that gladden fixed-income investors hearts. Municipal-bond investors have been further blessed with yields virtually at the same level as those of taxable bonds and a favorable ratio of supply to demand.

As Putnam California Intermediate Tax Exempt Funds fiscal year ended on September 30, 1995, the municipal-bond market was showing new signs of strength, poised for what could be another period of advance. James Prusko, who has been with Putnam since August 1992, assumed the management of your fund this past June. Prior to joining Putnam, Jim was a sales and trading associate at Salomon Brothers. He reviews performance and prospects in the report that follows.

Respectfully yours,

/s/ George Putnam
    George Putnam
    Chairman of the Trustees
    November 15, 1995

REPORT FROM THE FUND MANAGER
JAMES M. PRUSKO

   Fixed-income investors who stayed the course through 1994's turbulence have been handsomely rewarded during the first nine months of calendar 1995. During this period, municipal bonds recouped a significant amount of the losses they incurred in 1994, but did not rally to the same extent as taxable fixed-income investments. Nevertheless, Putnam California Intermediate Tax Exempt Fund's performance for the fiscal year ended September 30, 1995, certainly demonstrates the fund's ability to take advantage of market trends. For the fiscal year, your fund's class A and class B shares had a total return of 5.17% and 4.66%, respectively, both at net asset value.

o  PROSPECT OF TAX REFORM INCREASES DEMAND FOR INTERMEDIATE MATURITIES

   Since spring, the municipal market has been haunted by the specter of flat-tax proposals in Congress. If eventually passed, these changes could jeopardize the tax advantages currently enjoyed by municipal securities. However, we believe investors' concerns about an overhaul of the tax system are premature. Although further instability cannot be excluded, we do not expect any changes until at least 1997. Interestingly, the tax reform turmoil had an unexpected benefit for your fund, leading to a surge in demand for municipals with maturities of 10 years or less, boosting their overall performance.

   Doubts surrounding tax-exempt investments have caused high-grade municipal bond yields to remain very attractive versus Treasuries and other taxable alternatives, particularly in such high-tax states as California. Your fund's current dividend rate of 4.99% for class A shares at net asset value would translate into a current return of 9.28% for an equivalent taxable investment, assuming the maximum combined federal and California tax rate of 46.24%. Most investors in lower brackets would also enjoy tax advantages, though not necessarily to the same extent.

o  CALIFORNIA BOUNCES BACK

   Over the past 12 months, the California market has absorbed some difficult events -- the $2 billion in losses from Orange County's mismanaged investment account and resulting bankruptcy and Los Angeles County's fiscal troubles chief among them. Prices of California bonds declined across the board when these stories hit the market. However, your fund's broad diversification and relatively high credit quality have helped minimize the impact these episodes had on portfolio value.

   We are pleased to report that California bonds did not suffer any lasting ill effects from these incidents. In fact, our research currently indicates that the Golden State economy is likely to perform better overall than the U.S. average for 1995.

   Your fund is able to take advantage of improving economic fundamentals by participating in a variety of California's major public works financings. Highway and toll road revenue bonds often generate very favorable cash flow statistics and offer investors the chance to participate in infrastructure projects close to home. One example: bonds issued by the Foothill/Eastern Transportation Corridor Agency of California. This project, part of the large, multimillion


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS (9/30/95)* showing:
 Utilities              16.33%
 Health care            12.60%
 Transportation         11.48%
 Housing                 9.84%
 Solid waste             4.89%
 Education               3.31%
Footnote reads:
 *Based on percentage of net assets. Industry diversification will vary over time.]

   dollar San Joaquin Toll Road under construction in the Anaheim/San Diego corridor, will eventually help to ease traffic congestion in the region. This bond has performed quite well and provides attractive income for the fund.

o  CONSERVATIVE, BALANCED APPROACH ADDS VALUE

   We strive to maximize the total return potential of your fund by seeking the best balance of credit quality, income, relative price stability, and sector diversification. This last attribute is of particular importance for a single-state fund; while the portfolio may not be widely diversified geographically, we do work to spread assets across different regions of the state and, of course, different industries. Over the past six months, limited tax and highway bonds have joined utilities and hospital bonds among the largest industry sectors in the fund. The fund's average credit quality remains a strong AA.

   The fund's primary investment vehicle -- intermediate bonds with maturities in the 6 to 10 year range -- have historically provided slightly lower returns but greater relative price stability than longer-term bonds. Consequently, with an average maturity of 8.2 years and an average duration of 6 years as of September 30, 1995, your fund may not appreciate as significantly as longer-term municipal-bond funds during market rallies. However, it does offer the built-in tendency to cushion market declines somewhat in a rising interest rate environment, as was demonstrated in 1994.

o  FUNDAMENTALS, TECHNICALS FAVOR INTERMEDIATES

   While fundamentals remain positive for the bond markets in general, returns in the municipal market have recently been hampered by tax reform rhetoric in Washington. In our opinion, the market has reacted to the perceived effects of the flat-tax talk and not to any hard facts. We therefore believe a buying opportunity exists with municipal bonds.

   Contracting new-issue supply and the continued desire for tax relief should buoy the municipal market going forward. For the first nine months of 1995, overall California new-issue supply was

   ---------------------------------------------------------------
    TOP 10 HOLDINGS (9/30/95)*
   ---------------------------------------------------------------
    SOUTHERN CALIFORNIA PUBLIC POWER 7.30% 7/1/08
   ---------------------------------------------------------------
    NORTHERN CALIFORNIA POWER AGENCY 5.60% 7/1/06
   ---------------------------------------------------------------
    FOOTHILL/EASTERN TRANS. CORRIDOR AGENCY 0.00% 1/1/04
   ---------------------------------------------------------------
    PLEASANTON, CA JOINT POWER FINANCING AUTH. 6.60% 9/2/08
   ---------------------------------------------------------------
    GARDEN GROVE, CA COMMUNITY DEV. 5.70% 10/1/08
   ---------------------------------------------------------------
    CALIFORNIA STATE G.O. 2ND FGIC 6.00% 9/1/07
   ---------------------------------------------------------------
    CALIFORNIA STATEWIDE COMM. DEV. UNITED WESTERN 6.50% 12/1/04
   ---------------------------------------------------------------
    SAN JOAQUIN HILLS TRANS. CORRIDOR AGENCY 0.00% 1/1/04
   ---------------------------------------------------------------
    SACRAMENTO COGEN. AUTHORITY 6.00% 7/1/03
   ---------------------------------------------------------------
    LOS ANGELES MULTIFAMILY MAHAL APTS. 6.25% 8/20/04
   ---------------------------------------------------------------
   *Top holdings represent 43.1% of the fund's net assets. Portfolio holdings will vary over time.


   down a dramatic 32.3% compared with last year's levels. As investors remain reluctant to commit to longer maturities in the face of uncertain future tax rates, demand for intermediate maturities is expected to stay firm. Given California's improving economy, we anticipate investors will continue to benefit from a high-quality, well-diversified portfolio of California municipals.

o  PROPOSED MERGER OF CALIFORNIA TAX-EXEMPT FUNDS

   Putnam Management has proposed to merge Putnam California Intermediate Tax Exempt Fund into Putnam California Tax Exempt Income Fund. Proxy materials requesting your vote on this proposal will be sent during the month of December. Votes will be tallied and a final decision is expected to be announced at a shareholder meeting in March 1996.

   The views expressed in this report are exclusively those of Putnam Management and are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

TOTAL RETURN FOR PERIODS ENDED 9/30/95
                                                          LEHMAN BROS.
                         CLASS A            CLASS B          MUNICIPAL
                      NAV       POP      NAV      CDSC      BOND INDEX     CPI
--------------------------------------------------------------------------------
1 year               5.17%     1.76%    4.66%     1.67%          11.18%   2.54%
--------------------------------------------------------------------------------
Life of fund         5.08      1.62     4.23      1.29           11.26    3.86
--------------------------------------------------------------------------------
Annual average       3.80      1.21     3.16      0.96            8.36    2.89
--------------------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. The fund began operations on 6/1/94, offering both class A and class B shares. Performance data represent past results, reflect an expense limitation currently in effect, and will differ for each share class. Without the expense limitation, results would have been lower. Investment returns and net asset value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost.

[GRAPHIC OMITTED: line chart GROWTH OF A $10,000 INVESTMENT
 Legend reads:
   Cumulative total return of a $10,000 investment since 6/1/94
 Y-axis reads (top to bottom) $12,000 to 9,000 in $1,000 decrements
 X-axis reads (left to right) 6/1/94, then 7/31/94 through 9/30/95 in two-month increments
 A solid black line represents Lehman Bros. Municipal Bond Index, ranging from
   $10,000 to $11,126 (see plot points below: "Lehman Muni Bond Index")
 A solid gray line represents Fund's class A shares at POP, ranging from
   $9,675 to $10,162 (see plot points below: "Shares at POP")
 A solid white line represents Consumer Price Index, ranging from $10,000 to $10,386 (see plot points below: "Consumer Price Index")

   Date        Lehman Muni Bond Index    Shares at POP    Consumer Price Index
 --------      ----------------------    -------------    --------------------
  6/01/94            $10,000                 $9,675             $10,000
  6/30/94             9,942                   9,559              10,034
  7/31/94            10,121                   9,709              10,061
  8/31/94            10,156                   9,724              10,102
  9/30/94            10,007                   9,662              10,129
 10,31/94             9,830                   9,471              10,136
 11/30/94             9,652                   9,234              10,149
 12/31/94             9,864                   9,302              10,149
  1/31/95            10,146                   9,468              10,190
  2/28/95            10,441                   9,620              10,231
  3/31/95            10,561                   9,747              10,264
  4/30/95            10,574                   9,730              10,298
  5/31/95            10,911                   9,978              10,319
  6/30/95            10,816                   9,900              10,339
  7/31/95            10,918                   9,980              10,339
  8/31/95            11,057                  10,096              10,366
  9/30/95            11,126                  10,162              10,386
 Caption reads:
  Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 6/1/94 would have been valued at $10,423 on 9/30/95 ($10,129 with a redemption at the end of the period).]


TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 3.25% sales charge.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 3% maximum during the first year to 1% in the fourth year. After the fourth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

RELATIVE RISK/REWARD POTENTIAL OF PUTNAM FUNDS

These illustrations provide a simplified guide to the risk/reward potential for funds within each category of the Putnam Family of Funds and are not intended as investment advice. Your investment advisor can help you evaluate your risk tolerance.

These rankings are relative only to Putnam funds and should not be compared to other investments. There is no guarantee that one Putnam fund will be less volatile than another, since each fund has its own investment risks. That's why it is essential to read the fund's prospectus before investing.


PUTNAM GROWTH FUNDS

[GRAPHIC OMITTED: showing "Lower Risk/Lower Reward Potential" to
 "Higher Risk/Higher Reward Potential" of the following:
 Investors; Diversified Equity(1); Global Growth(1); Vista; Natural Resources; Health Sciences; Voyager & Voyager II; Overseas Growth(1); Europe Growth(1); New Opportunities(2); OTC Emerging Growth(2) & Int'l New Opportunities(1,2); Asia Pacific Growth(1)]


PUTNAM GROWTH AND INCOME FUNDS

[GRAPHIC OMITTED: showing "Lower Risk/Lower Reward Potential" to
 "Higher Risk/Higher Reward Potential" of the following:
 Balanced Retirement; Utilities Growth and Income; George Putnam; Convertible Income-Growth; Equity Income; Fund for Growth and Income; Putnam Growth and Income Fund II]


PUTNAM INCOME FUNDS

[Graphic Omitted: showing "Lower Risk/Lower Reward Potential" to
 "Higher Risk/Higher Reward Potential" of the following:
 Money Market(4); Adjustable Rate U.S. Gov't.(3); Intermediate U.S. Gov't.(3); U.S. Gov't. Income(3); American Gov't. Income(3); Federal Income(3); Diversified Income(1,3,5); Income; Preferred Income; Global Gov't.(1,5);
 High Yield(5); High Yield Advantage(5)]


PUTNAM TAX-FREE FUNDS(6)

[Graphic Omitted: showing "Lower Risk/Lower Reward Potential to
 "Higher Risk/Higher Reward Potential" of the following:
 Tax Exempt Money Market(4); Intermediate Tax Exempt; Tax-Free Insured(7); Tax Exempt Income; Single-state tax-free funds*; Municipal Income; Tax-Free High Yield(5)]

LIFESTAGE(SM) FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments. The three portfolios are:

o   PUTNAM ASSET ALLOCATION: BALANCED PORTFOLIO

o   PUTNAM ASSET ALLOCATION: CONSERVATIVE PORTFOLIO

o   PUTNAM ASSET ALLOCATION: GROWTH PORTFOLIO

    Please call your financial advisor -- or Putnam at 1-800-225-1581 -- to obtain a prospectus for any Putnam fund. The prospectus contains more complete information, including risk considerations, charges, and expenses. Read it carefully before you invest or send money.

(1) Foreign investments are subject to certain risks, such as currency fluctuations and political developments, that are not present with domestic investments.

(2) This fund invests all or a portion of its assets in small to medium-sized companies, which increases the risk of price fluctuations.

(3) While U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal.

(4) The fund is managed to maintain a steady price of $1.00 per share, although there is no assurance this price can be maintained in the future.

(5) The lower credit ratings of high-yield corporate and municipal bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on the bonds.

(6) Income may be subject to state and local taxes. Capital gains, if any, are taxable for federal and, in most cases, state purposes.

(7) Bond insurance does not guarantee principal or protect against changes in market price.

  * State tax-free funds available for Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. Not available in all states.

REPORT OF INDEPENDENT ACCOUNTANTS
for the Fiscal Year ended September 30, 1995

To the Trustees and Shareholders of
Putnam California Intermediate Tax Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam California Intermediate Tax Exempt Fund (the "fund") at September 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
November 9, 1995

PORTFOLIO OF INVESTMENTS OWNED
September 30, 1995


KEY TO ABBREVIATIONS
AMBAC       -- AMBAC Indemnity Corporation
COP         -- Certificate of Participation
FGIC        -- Federal Guaranty Insurance Company
FHA Coll.   -- Federal Housing Authority Collateral
FNMA Coll.  -- Federal National Mortgage Association Collateral
GNMA Coll. -- Government National Mortgage Association Collateral G.O. Bonds -- General Obligation Bonds
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.3%)*
PRINCIPAL AMOUNT                                            RATINGS**      VALUE

CALIFORNIA (98.3%)
--------------------------------------------------------------------------------
  $300,000   CA Hsg. Fin. Agcy. Rev. Bonds
             Ser K, AMBAC 5.55s, 2/1/21                         AAA  $   297,372
   300,000   CA Poll. Control Fing. Auth. VRDN
             (Southern California Edison Project),
             Ser. B, 2.3s, 2/28/08                            VMIG1      300,000
   300,000   (Shell Oil Company Project),
             Ser. A, 4.3s, 10/1/10                            VMIG1      300,000
   400,000   CA State G. O. Bonds FGIC, 6s, 9/1/07              AAA      428,500
   305,000   CA State Public Wks. Brd. Rev. Bonds
             (Dept. of Corr., Calipatria State Prison),
             Ser. A, 6 1/4s, 9/1/05                               A      322,156
   300,000   CA Statewide Cmntys. Dev. Auth. VRDN
             (Sutter Hlth. Obligation Group),
             AMBAC, 3.4s, 7/1/15                              VMIG1      300,000
             CA Statewide Cmntys. Dev. Auth., COP
   240,000   6 3/4s, 12/1/04                                      A      261,600
   400,000   (United Western Med. Ctrs.) 6 1/2s, 12/1/04          A      426,500
             Central Valley Fing. Auth. Rev. Bonds
   200,000   (Carson Ice-Cogeneration Project),
             5.8s, 7/1/04                                       BBB      202,000
   100,000   5.7s, 7/1/03                                       BBB      101,250
   850,000   Foothill/Eastern Trans. Corridor Agy. Rev. Bonds
             (California Toll Road), Ser. A, zero %, 1/1/04     Baa      500,438
   320,000   Fresno Unified Sch. Dist. COP 7 1/4s, 3/1/07         A      347,200
   450,000   Garden Grove Cmnty. Dev. Tax Allocation Rev.
             Bonds (Garden Grove Cmnty. Project),
             5.7s, 10/1/08                                        A      433,688
   250,000   Kings Cnty., Waste Mgmt. Auth. Solid Waste
             Rev. Bonds 6.6s, 10/1/04                           BBB      262,500
   350,000   Loma Linda Hosp. Rev. Bonds
             (Loma Linda U. Med. Center),
             Ser. C, MBIA, 5s, 12/1/08                          AAA      334,250
   390,000   Los Angeles, Multi-Fam. Rev. Bonds
             (Mahal Apts.), Ser. A, FHA/GNMA Coll.,
             6 1/4s, 8/20/04                                    AAA      408,038

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                            RATINGS**      VALUE

CALIFORNIA (continued)
--------------------------------------------------------------------------------
  $500,000   Northn. CA Pwr. Agcy. Pub. Pwr. Rev. Bonds
             (Geothermal Project No. 3),
             Ser. A 5.6s, 7/1/06                                  A  $   511,875
   250,000   Orange Cnty. Dev. Agcy. Tax Allocation Rev. Bonds
             (Santa Ana Heights Project), 5.8s, 9/1/03          BBB      242,500
   300,000   Orange Cnty. G.O. Bonds Ser. A, MBIA 5.6s,
             6/1/07                                             AAA      301,500
   300,000   Oro Loma San. Dist. Swr. Rev. Bonds
             Ser. A, AMBAC, 8.55s, 10/1/06                      AAA      363,375
   455,000   Pleasanton, Jt. Pwr. Fin. Auth. Rev. Bonds
             Ser. B, 6.6s, 9/2/08                             BBB/P      450,450
   400,000   Sacramento Cogen. Auth. Rev. Bonds
             (Procter & Gamble Cogen. Project),
             6s, 7/1/03                                         BBB      409,000
   325,000   San Diego Hsg. Auth. Multi-Fam. Hsg. Rev. Bonds
             (Hillside Gardens Apts.), Ser., A, 5.7s, 11/1/05   AAA      327,031
   250,000   San Francisco, City and Cnty. Rev. Bonds
             (Street Impt. Project), Ser. B, 6 1/2s, 6/15/03     AA      262,188
   600,000   San Joaquin Hills Trans. Corridor Agcy. Toll Rd.
             Rev. Bonds zero %, 1/1/04                         BB/P      419,250
   300,000   Santa Clara Cnty. Fing. Auth. Lease Rev. Bonds
             (VMC Facs. Replacement Proj.),
             Ser. A, AMBAC, 7 1/2s, 11/15/04                    AAA      358,125
   250,000   Southn. CA Rapid Transit COP
             (Workers Comp. Fund), MBIA 7 1/2s, 7/1/05          AAA      284,688
   500,000   Southn. CA Pub. Pwr. Auth. Rev. Bonds
             (Transmission Project), Ser. A 7.3s, 7/1/08         AA      538,125
   235,000   Stanislaus, Solid Waste Fac. COP
             (Ogden Martin Syst. Inc. Project), 7 1/2s, 1/1/05  BBB      250,863
   370,000   U. of CA COP
             (UCLA Ctr. Chiller/Cogen Project) 5s, 11/1/04       Aa      365,838
--------------------------------------------------------------------------------
             TOTAL INVESTMENTS (cost $9,959,929)***                  $10,310,300
--------------------------------------------------------------------------------

  *Percentages indicated are based on net assets of $10,490,841, which correspond to a net asset value per class A and class B shares of $8.33 and $8.33, respectively.

 **The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 1995 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1995. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of Independent Accountants.

***The aggregate identified cost for federal income tax purposes is $9,959,929, resulting in gross unrealized appreciation and depreciation of $370,457 and $20,086, respectively, or net appreciation of $350,371.

   The fund had the following insurance group concentration greater than 10% of net assets at September 30, 1995:

   AMBAC              12.6%

   The fund had the following industry group concentrations greater than 10% at September 30, 1995 (as a percentage of net assets):

   Utilities         16.33%
   Healthcare        12.60%
   Transportation    11.48%

   The rates shown on VRDNs are the current interest rates at September 30,1995, which are subject to change based on the terms of the security.

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS
-------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $9,959,929) (Note 1)                               $10,310,300
-------------------------------------------------------------------------------
Cash                                                                     85,348
--------------------------------------------------------------------------------
Interest receivable                                                     143,880
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                   12,441
-------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                               11,144
-------------------------------------------------------------------------------
TOTAL ASSETS                                                         10,563,113

LIABILITIES
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                1,177
-------------------------------------------------------------------------------
Distributions payable to shareholders                                    16,653
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                 25
-------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                74
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                    4,876
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                             21,830
-------------------------------------------------------------------------------
Payable to Manager for organizational expenses (Note 1)                  13,079
-------------------------------------------------------------------------------
Other accrued expenses                                                   14,558
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        72,272
-------------------------------------------------------------------------------
NET ASSETS                                                          $10,490,841

REPRESENTED BY
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 2)                                     $10,538,102
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)               (12,544)
-------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions (Note 1)      (385,088)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                              350,371
-------------------------------------------------------------------------------
TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO
CAPITAL SHARES OUTSTANDING                                          $10,490,841

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($6,476,344 divided by 777,225 shares)                                    $8.33
-------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $8.33)*                    $8.61
-------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($4,014,497 divided by 481,783 shares)+                                   $8.33
-------------------------------------------------------------------------------

*On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

+Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the year ended September 30, 1995

TAX EXEMPT INTEREST INCOME                                             $474,482
-------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                         49,759
-------------------------------------------------------------------------------
Investor servicing and custodian fees  (Note 2)                          10,716
-------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                         1,513
-------------------------------------------------------------------------------
Reports to shareholders                                                  22,615
-------------------------------------------------------------------------------
Auditing fees                                                            32,150
-------------------------------------------------------------------------------
Legal                                                                    25,044
-------------------------------------------------------------------------------
Postage fees                                                                851
-------------------------------------------------------------------------------
Registration fees                                                         1,000
-------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                            1,935
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                     8,108
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                    22,199
-------------------------------------------------------------------------------
Administrative services (Note 2)                                             29
-------------------------------------------------------------------------------
Other expenses                                                              164
-------------------------------------------------------------------------------
Fees waived and expenses absorbed by Manager (Note 2)                   (86,237)
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                           89,846
-------------------------------------------------------------------------------
FEES PAID INDIRECTLY (Note 2)                                           (16,997)
-------------------------------------------------------------------------------
NET EXPENSES                                                             72,849
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   401,633
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                       (277,880)
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1 and 3)                  (83,970)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year              393,899
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENT TRANSACTIONS                                      32,049
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $433,682
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE PERIOD
                                                                   JUNE 1, 1994
                                                               (COMMENCEMENT OF
                                            FOR THE YEAR ENDED   OPERATIONS) TO
                                                  SEPTEMBER 30     SEPTEMBER 30
                                                          1995             1994
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                              $   401,633       $   59,992
-------------------------------------------------------------------------------
Net realized loss on investments                      (361,850)         (23,238)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                         393,899          (43,528)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                        433,682           (6,774)
-------------------------------------------------------------------------------
Distributions to shareholders
-------------------------------------------------------------------------------
  From net investment income
-------------------------------------------------------------------------------
    Class A                                           (271,343)         (52,147)
-------------------------------------------------------------------------------
    Class B                                           (132,104)          (8,126)
-------------------------------------------------------------------------------
  In excess of net investment income
-------------------------------------------------------------------------------
    Class A                                             (8,248)              --
-------------------------------------------------------------------------------
    Class B                                             (4,015)              --
-------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)    3,157,306        7,380,610
-------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                         3,175,278        7,313,563
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of year                                    7,315,563            2,000
-------------------------------------------------------------------------------
END OF YEAR (including distributions in excess
of net investment income of $12,544 and $281,
respectively)                                      $10,490,841       $7,315,563
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                             FOR THE PERIOD                  FOR THE PERIOD
                                               JUNE 1, 1994                    JUNE 1, 1994
                                                 (COMMENCE-                      (COMMENCE-
                                                    MENT OF                         MENT OF
                                YEAR ENDED   OPERATIONS) TO     YEAR ENDED   OPERATIONS) TO
                              SEPTEMBER 30     SEPTEMBER 30   SEPTEMBER 30     SEPTEMBER 30
----------------------------------------------------------------------------------------------
                                      1995             1994           1995             1994
----------------------------------------------------------------------------------------------
                                           CLASS A                          CLASS B
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $8.35            $8.50          $8.34            $8.50
----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------
Net investment income (a)              .42              .14            .37              .12
----------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                   (.01)            (.15)            --             (.16)
----------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS       .41             (.01)           .37             (.04)
LESS DISTRIBUTIONS:
----------------------------------------------------------------------------------------------
From net investment income            (.42)            (.14)          (.37)            (.12)
----------------------------------------------------------------------------------------------
In excess of net investment income    (.01)              --           (.01)              --
----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   (.43)            (.14)          (.38)            (.12)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $8.33            $8.35          $8.33            $8.34
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%) (b)(c)            5.17             (.09)          4.66             (.42)
----------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
(in thousands)                      $6,476           $5,797         $4,015           $1,519
----------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(a)                     0.85(d)          0.00(c)        1.45(d)          0.12(c)
----------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)(a)             5.06             1.75(c)        4.45             1.39(c)
----------------------------------------------------------------------------------------------
Portfolio turnover (%)              132.62            73.18         132.62            73.18
----------------------------------------------------------------------------------------------

(a) Reflects an absorption of expenses incurred by the fund. As a result of this limitation, expenses for the period ended September 30, 1994, reflect a reduction of $0.04 and $0.05 for class A and class B shares, respectively. Expenses for the year ended September 30,
    1995 reflect a reduction of $0.08 and $0.10 for class A and class B shares, respectively.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not annualized.

(d) The ratio of expenses to average net assets for the year ended September 30, 1995 includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

NOTES TO FINANCIAL STATEMENTS
September 30, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and California personal income tax as Putnam Investment Management, Inc., ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of intermediate-term California tax exempt securities.

The fund offers both class A and class B shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge if those shares are redeemed within four years of purchase. Expenses of the fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the fund Manager following procedures approved by the Trustees.

B SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C FUTURES AND OPTIONS CONTRACTS The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments or if there is an illiquid secondary market for the contracts or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

D FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and for excise tax on income and capital gains.

At September 30, 1995, the fund had a capital loss carryover of approximately $75,000 available to offset future net capital gain, if any, which will expire on September 30, 2003.

E DISTRIBUTIONS TO SHAREHOLDERS Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of capital loss carryover, post October loss deferrals and realized gains and losses on certain future contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended September 30, 1995, the fund reclassified $1,814 to decrease distributions in excess of net investment income and $1,814 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F AMORTIZATION OF BOND PREMIUM AND DISCOUNT Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discount on zero-coupon bonds is accreted according to the effective yield method.

G UNAMORTIZED ORGANIZATION EXPENSES Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares aggregated $13,079. These expenses are being amortized on a straight-line basis over a five-year period. The fund will reimburse Putnam Management for the payment of these services.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.6% of the first $500 million of average net assets, 0.5% of the next $500 million, 0.45% of the next $500 million and 0.4% of any amount over $1.5 billion, subject to reduction in any year to the extent of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

The Manager has voluntarily agreed to reduce its compensation (and, to the extent necessary, absorb other expenses of the fund) to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses, payments under the fund's Distribution Plans, and credits allowed by Putnam Fiduciary Trust Company (PFTC), a wholly owned Subsidiary of Putnam Investments, Inc.) exceed an annual rate of 0.65% of the fund's average net assets.

The fund reimburses the Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $100 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended September 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the funds' assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly owned subsidiary of the Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1995, fund expenses were reduced by $16,997 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A shares and class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35% and 1.00% of the average net assets attributable to class A and class B shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.15% and 0.75% of the average net assets attributable to class A and class B shares, respectively.

For the year ended September 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $9,765 from the sale of class A shares and $4,783 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended September 30 1995, purchases and sales of investment securities other than short-term investments aggregated $12,328,567 and $10,588,561 respectively. There were no purchases or sales of U.S. government obligations during the year ended September 30, 1995. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

NOTE 4
CAPITAL SHARES

At September 30, 1995 there was an unlimited number of shares of beneficial interest authorized divided into two classes of shares, class A and class B capital stock. Transactions in capital shares were as follows:

                                                                   JUNE 1
                                                             (COMMENCEMENT OF
                                     YEAR ENDED               OPERATIONS) TO
                                    SEPTEMBER 30               SEPTEMBER 30
-------------------------------------------------------------------------------
                                        1995                       1994
-------------------------------------------------------------------------------
CLASS A                         SHARES           AMOUNT     SHARES       AMOUNT
-------------------------------------------------------------------------------
Shares sold                    785,161       $6,382,423    736,864   $6,206,518
-------------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                   23,412          191,409      5,334       44,864
-------------------------------------------------------------------------------
                               808,573        6,573,832    742,198    6,251,382
-------------------------------------------------------------------------------
Shares repurchased            (725,867)      (5,844,709)   (47,797)    (400,117)
-------------------------------------------------------------------------------
NET INCREASE                    82,706         $729,123    694,401   $5,851,265
-------------------------------------------------------------------------------

                                                                  JUNE 1
                                                             (COMMENCEMENT OF
                                     YEAR ENDED               OPERATIONS) TO
                                    SEPTEMBER 30               SEPTEMBER 30
-------------------------------------------------------------------------------
                                        1995                       1994
-------------------------------------------------------------------------------
CLASS B                         SHARES           AMOUNT     SHARES       AMOUNT
-------------------------------------------------------------------------------
Shares sold                    421,227       $3,423,900    217,739   $1,830,683
-------------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                    6,619           54,208        312        2,615
-------------------------------------------------------------------------------
                               427,846        3,478,108    218,051    1,833,298
-------------------------------------------------------------------------------
Shares repurchased            (128,159)      (1,049,925)   (36,072)    (303,953)
-------------------------------------------------------------------------------
NET INCREASE                   299,687       $2,428,183    181,979   $1,529,345
-------------------------------------------------------------------------------

FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive January 1996 will show the tax status of all distributions paid to your account in calendar year 1995.

FUND INFORMATION


INVESTMENT MANAGER                        OFFICERS
Putnam Investment                         George Putnam
Management, Inc.                          President
One Post Office Square
Boston, MA 02109                          Charles E. Porter
                                          Executive Vice President
MARKETING SERVICES
Putnam Mutual Funds Corp.                 Patricia C. Flaherty
One Post Office Square                    Senior Vice President
Boston, MA 02109
                                          Lawrence J. Lasser
CUSTODIAN                                 Vice President
Putnam Fiduciary Trust Company
                                          Gordon H. Silver
LEGAL COUNSEL                             Vice President
Ropes & Gray
                                          Gary N. Coburn
INDEPENDENT ACCOUNTANTS                   Vice President
Price Waterhouse LLP
                                          James E. Erickson
TRUSTEES                                  Vice President
George Putnam, Chairman
                                          Blake E. Anderson
William F. Pounds, Vice Chairman          Vice President

Jameson Adkins Baxter                     James M. Prusko
                                          Vice President and Fund Manager
Hans H. Estin
                                          William N. Shiebler
John A. Hill                              Vice President

Elizabeth T. Kennan                       John R. Verani
                                          Vice President
Lawrence J. Lasser
                                          Paul M. O'Neil
Robert E. Patterson                       Vice President

Donald S. Perkins                         John D. Hughes
                                          Vice President and Treasurer
George Putnam, III
                                          Beverly Marcus
Eli Shapiro                               Clerk and Assistant Treasurer

A.J.C. Smith

W. Nicholas Thorndike


This report is for the information of shareholders of Putnam California Intermediate Tax Exempt Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll-free: 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

[LOGO: PUTNAM INVESTMENTS]                                  ------------
                                                            Bulk Rate
             THE PUTNAM FUNDS                               U.S. Postage
             One Post Office Square                         PAID
             Boston, Massachusetts 02109                    Putnam
                                                            Investments
                                                            ------------




20969-943/944     11/95